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              SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.  20549

                         Form 8-K

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



             Date of Report: SEPTEMBER 15, 1997
             (Date of earliest event reported)


               SECURITY FEDERAL BANCORP, INC.
 (exact name as specified in certificate of incorporation)


                         DELAWARE
                  (State of Incorporation)


                          0-25728
                      (SEC File Number)


                          63-1134627
                    (Internal Revenue Service
                 Employer Identification Number)


     2301 UNIVERSITY BOULEVARD, TUSCALOOSA, ALABAMA, 35401
  (address of principal executive offices, including zip code)


                        (205) 345-8800
           (telephone number, including area code)


                         NOT APPLICABLE
 (former name or former address, if changed since last report)
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ITEM 8.  CHANGE IN FISCAL YEAR.

     Security Federal Bancorp, Inc., Tuscaloosa, Alabama, has
changed its fiscal year from September 30 to December 31,
effective for the fiscal period that would have ended on
September 30, 1997 (12 months) but instead will end on December
31, 1997 (15 months).
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                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the date set forth below.

                          SECURITY FEDERAL BANCORP, INC.


                          By:  /s/ John F. Harvard
                               --------------------------
                               John F. Harvard
                               President


Date: September 15, 1997